SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2004

                               Chiron Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                        0-12798                      94-2754624
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(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

                       4560 Horton Street, Emeryville, CA             94608
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                    (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (510) 655-8730

                                       N/A
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          (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On July 21, 2004, Chiron Corporation (the "Company") announced via press release the Company's preliminary results for the second quarter ended June 30, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHIRON CORPORATION

Date: July 21, 2004                      By: /s/ WILLIAM G. GREEN
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                                             William G. Green
                                             Senior Vice President,
                                             General Counsel and
                                             Secretary


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